BLACKROCK FUNDS II

BlackRock Multi-Asset Income Portfolio

(the “Fund”)

Supplement dated September 28, 2017 to the

Summary Prospectuses, Prospectuses and Statements of Additional Information, dated November 28, 2016 or February 3, 2017, as supplemented to date

The Fund currently operates as a diversified fund under the Investment Company Act of 1940, as amended. Accordingly, effective immediately, the following changes are made to the Fund’s Summary Prospectuses, Prospectuses and Statements of Additional Information, as applicable:

The last paragraph in the section of each Summary Prospectus entitled “Key Facts About BlackRock Multi-Asset Income Portfolio — Principal Investment Strategies of the Fund” and the section of each Prospectus entitled “Fund Overview — Key Facts About BlackRock Multi-Asset Income Portfolio — Principal Investment Strategies of the Fund” are deleted in their entirety.

The section of each Summary Prospectus entitled “Key Facts About BlackRock Multi-Asset Income Portfolio — Principal Risks of Investing in the Fund” and the section of each Prospectus entitled “Fund Overview — Key Facts About BlackRock Multi-Asset Income Portfolio — Principal Risks of Investing in the Fund” are amended to delete “Non-Diversification Risk.”

The last paragraph in the section of each Prospectus entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” is deleted in its entirety.

The section of each Prospectus entitled “Details About the Fund — Investment Risks — Principal Risks of Investing in the Fund, the Underlying Funds and/or the ETFs” is amended to delete “Non-Diversification Risk.”

The following is added as the last paragraph of the section of each SAI entitled “Investment Restrictions”:

The Portfolio is currently classified as a diversified fund under the Investment Company Act. This means that the Portfolio may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Portfolio can invest more than 5% of its assets in one issuer. Under the Investment Company Act, the Portfolio cannot change its classification from diversified to non-diversified without shareholder approval.

Shareholders should retain this Supplement for future reference.

ALLPRSAI-MAI-0917SUP